EXHIBIT 10.4

FIRST SUPPLEMENTAL INDENTURE

Dated as of April 22, 2010 and effective as of November 30, 2009 among

LANDRY’S RESTAURANTS, INC.,

THE GUARANTORS NAMED HEREIN,

WILMINGTON TRUST FSB, as Trustee

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

11  5/8% SENIOR SECURED NOTES DUE 2015

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE is made and entered into as of April 22, 2010 and effective as of November 30, 2009 (the “Effective Date”) by and among LANDRY’S RESTAURANTS, INC., a Delaware corporation (the “Company”), the Guarantors named herein and WILMINGTON TRUST FSB, a Federal Savings bank, as successor trustee to Deutsche Bank Trust Company Americas (in such capacity, the “Trustee”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent. All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Indenture (as defined below).

W I T N E S S E T H

WHEREAS, the Company and the Guarantors have executed and delivered to the Trustee, a certain Indenture, dated as November 30, 2009 (the “Indenture”), pursuant to which the Company issued $406,500,000 aggregate principal amount of 11 5/8% Senior Notes due 2015 (collectively, the “Notes”);

WHEREAS, the Company desires to cure an ambiguity contained in the Indenture with respect to restrictions on the transfer and exchange of the Notes;

WHEREAS, Section 9.01(1) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture without the consent of any Holder of Notes to cure any ambiguity, defect or inconsistency;

WHEREAS, the Company desires and has requested the Trustee to join with it and the Guarantors in the execution and delivery of this First Supplemental Indenture;

WHEREAS, the Company has furnished the Trustee with an Officers’ Certificate, resolution of its Board of Directors, and an Opinion of Counsel complying with the requirements of Sections 9.06, 13.04 and 13.05 of the Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment to and waiver of the Indenture have been done.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Notes, as follows:

SECTION 1. Amendments to the Indenture.

(a) The following definitions are hereby added to Section 1.01 of the Indenture in appropriate alphabetical order:

“AI Global Note” means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to Accredited Investors.

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under the Securities Act, who is not also a QIB.

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(b) The definition of “Institutional Accredited Investor” is hereby deleted in its entirety from Section 1.01 of the Indenture.

(c) The definition of “Global Notes” in Section 1.01 of the Indenture is hereby modified by inserting an additional cross reference to Section 2.06(d)(1) in appropriate numerical order, so that the last phrase of such definition reads “issued in accordance with Section 2.01, 2.06(b)(3), 2.06(d)(1), 2.06(d)(2) or 2.06(f) hereof.”

(d) A new Section 2.06(b)(3)(C) is hereby added to the Indenture and shall read as follows:

“(C) if the transferee will take delivery in the form of a beneficial interest in the AI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.”

(e) Sections 2.06(c)(1)(E), 2.06(d)(1)(E), 2.06(g)(1)(A), Exhibit A, Exhibit B, Exhibit D and the Table of Contents of the Indenture are hereby amended by replacing all instances of “Institutional Accredited Investor” contained therein with “Accredited Investor” in lieu thereof.

(f) The last sentence of Section 2.06(d)(1) is hereby amended by deleting the period at the end of such sentence and inserting: “, and in all other cases, the AI Global Note”.

(g) The Private Placement Legend contained in Section 2.06(g)(1)(A), of the Indenture is hereby amended by replacing all references to “SUBPARAGRAH (a)(1), (2), (3) or (7) of RULE 501 UNDER THE SECURITIES ACT” contained therein with “SUBPARAGRAPH (a) OF RULE 501 UNDER THE SECURITIES ACT” in lieu thereof.

(h) The Private Placement Legend contained in Section 2.06(g)(1)(A) of the Indenture is hereby amended by replacing the following phrases (i) “DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)” contained in subclause (2) of such Section and (ii) “RESALE RESTRICTION TERMINATION DATE” contained in the last sentence of such Section, with, in each case, “EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144 UNDER THE SECURITIES ACT” in lieu thereof.

(i) Paragraph (3) to the Assignment Form contained in Exhibit A of the Indenture and Paragraph (4) contained in Exhibit D of the Indenture are each hereby amended by replacing all references to “as defined in Rule 501(a)(1), (2), (3), or (7)” contained therein to “as defined in Rule 501(a)” in lieu thereof.

SECTION 2. Effectiveness. This First Supplemental Indenture shall become effective and be deemed effective as of the Effective Date. On and after the effectiveness of this First Supplemental Indenture, each reference to the Indenture in the Indenture or any other document related thereto shall mean and be a reference to the Indenture as amended by this First Supplemental Indenture.

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SECTION 3. Ratification of Indenture. The Indenture as specifically amended by this First Supplemental Indenture is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Supplemental Indenture shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Indenture or any other document related thereto nor constitute a waiver of any provision thereof.

SECTION 4. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 5. Headings, Etc. Section headings of this First Supplemental Indenture are inserted for convenience of reference only and are not to be considered party of this First Supplemental Indenture for any purpose.

SECTION 6. Counterparts. This First Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this First Supplemental Indenture by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties below have caused this First Supplemental Indenture to be duly executed as April 22, 2010.

COMPANY:

LANDRY’S RESTAURANTS, INC., as Issuer

By:
Name:
Title:

GUARANTORS:

BRENNER’S ON THE BAYOU, INC., a Texas corporation
C.A. MUER CORPORATION, a Michigan corporation CAPT. CRAB’S TAKE-AWAY OF 79TH STREET, INC., a Florida corporation CHLN, INC., a Delaware corporation
CRAB HOUSE, INC., a Florida corporation CRYO REALTY CORP., a Florida corporation
FSI DEVCO, INC., a Nevada corporation
HOSPITALITY HEADQUARTERS, INC., a Texas corporation HOUSTON AQUARIUM, INC., a Texas corporation INN AT THE BALLPARK CATERING, INC., a Texas corporation
LANDRY’S CRAB SHACK, INC., a Texas corporation LANDRY’S DEVELOPMENT, INC, a Texas corporation LANDRY’S DOWNTOWN AQUARIUM, INC., a Colorado corporation
LANDRY’S G.P., INC., a Delaware corporation
LANDRY’S HARLOWS, INC, a Texas corporation
LANDRY’S LIMITED, INC., a Delaware corporation LANDRY’S PESCE, INC., a Texas corporation
LANDRY’S SEAFOOD & STEAK HOUSE–CORPUS CHRISTI, INC., a Texas corporation
LANDRY’S SEAFOOD HOUSE – ALABAMA, INC., an Alabama corporation LANDRY’S SEAFOOD HOUSE–ARLINGTON, INC., a Texas corporation LANDRY’S SEAFOOD HOUSE– BILOXI, INC., a Mississippi corporation
LANDRY’S SEAFOOD HOUSE – COLORADO, INC., a Colorado corporation LANDRY’S SEAFOOD HOUSE – FLORIDA, INC., a Florida corporation LANDRY’S SEAFOOD HOUSE – LAFAYETTE, INC., a Louisiana corporation

Signature Page to

First Supplemental Indenture

LANDRY’S SEAFOOD HOUSE – MEMPHIS, INC., a Tennessee corporation LANDRY’S SEAFOOD HOUSE – MINNESOTA, INC., a Minnesota corporation LANDRY’S SEAFOOD HOUSE – MISSOURI, INC., a Missouri corporation
LANDRY’S SEAFOOD HOUSE – NEVADA, INC., a Nevada corporation LANDRY’S SEAFOOD HOUSE – NEW MEXICO, INC., a New Mexico corporation LANDRY’S SEAFOOD HOUSE – NEW ORLEANS, INC., a Louisiana corporation
LANDRY’S SEAFOOD HOUSE – NORTH CAROLINA, INC., a North Carolina corporation
LANDRY’S SEAFOOD HOUSE – OHIO, INC., an Ohio corporation
LANDRY’S SEAFOOD HOUSE – SAN LUIS, INC., a Texas corporation
LANDRY’S SEAFOOD HOUSE – SOUTH CAROLINA, INC., a South Carolina corporation
LANDRY’S SEAFOOD INN & OYSTER BAR – GALVESTON, INC., a Texas corporation

By:	,
Rick H. Liem
Vice President of each of the above identified entities

Signature Page to

First Supplemental Indenture

GUARANTORS

LANDRY’S SEAFOOD INN & OYSTER BAR – KEMAH, INC., a Texas corporation

LANDRY’S SEAFOOD INN & OYSTER BAR – SAN ANTONIO, INC., a Texas corporation

LANDRY’S SEAFOOD INN & OYSTER BAR – SUGAR CREEK, INC., a Texas corporation

LANDRY’S SEAFOOD INN & OYSTER BAR II, INC., a Texas corporation

LANDRY’S SEAFOOD INN & OYSTER BAR, INC., a Texas corporation

LANDRY’S SEAFOOD KEMAH, INC., a Texas corporation

LANDRY’S TRADEMARK, INC., a Delaware corporation

LCH ACQUISITION, INC., a Delaware corporation

LSRI HOLDINGS, INC., a Delaware corporation

MARINA ACQUISITION CORPORATION OF FLORIDA, INC., a Florida corporation

NASHVILLE AQUARIUM, INC., a Texas corporation

V & A MANHATTAN, INC., a Delaware corporation

RAINFOREST CAFE, INC., a Minnesota corporation

RAINFOREST CAFE, INC. – CHA CHA, a Texas corporation

RAINFOREST CAFE, INC. – KANSAS, a Kansas corporation

RAINFOREST TRADEMARK, INC., a Delaware corporation

SALTGRASS, INC., a Texas corporation

SEAFOOD HOLDING SUPPLY, INC., a Delaware corporation

SUMMIT AIRCRAFT SERVICES, INC., a Delaware corporation

SUMMIT ONE NETWORK, INC., a Delaware corporation

SUMMIT SEAFOOD SUPPLY, INC., a Delaware corporation

SUMMIT SUPPLY, INC., a Delaware corporation

THE HOFBRAU, INC., a Texas corporation

T-REX CAFE – KANSAS CITY, INC., a Kansas corporation

T-REX CAFE – ORLANDO, INC., a Florida corporation

T-REX CAFE–RENO, INC., a Nevada corporation

T-REX CAFE, INC., a Delaware corporation

WEST END SEAFOOD, INC., a Texas corporation

WILLIE G’S GALVESTON, INC, a Texas corporation

WILLIE G’S POST OAK, INC., a Texas corporation

By:		,
Rick H. Liem
Vice President of each of the above identified entities

Signature Page to

First Supplemental Indenture

GUARANTORS

CHLN-MARYLAND, INC., a Maryland corporation

RAINFOREST CAFÉ, INC. – BALTIMORE COUNTY, a Maryland corporation

FSI RESTAURANT DEVELOPMENT LIMITED, a Texas limited partnership

By:   Saltgrass, Inc., its Sole General Partner

LANDRY’S MANAGEMENT, L.P., a Delaware limited partnership

By:   Landry’s G.P., Inc., its Sole General Partner

WSI FISH LIMITED, a Texas limited partnership

By:   Saltgrass, Inc., its Sole General Partner

By:
Steven L. Scheinthal
Vice President of each of the above identified entities

Signature Page to

First Supplemental Indenture

TRUSTEE:

WILMINGTON TRUST FSB, as Trustee

By:
Name:
Title:

Signature Page to

First Supplemental Indenture